EXHIBIT 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues
Discount revenue	$6,194	$5,889	$6,060	$5,700	$5,743	8	$12,083	$11,130	9
Net card fees	844	830	785	786	771	9	1,674	1,519	10
Other fees and commissions	786	781	778	755	746	5	1,567	1,457	8
Other	349	377	345	372	379	(8)	726	740	(2)
Total non-interest revenues	8,173	7,877	7,968	7,613	7,639	7	16,050	14,846	8
Interest income
Interest on loans	2,387	2,326	2,205	2,131	1,950	22	4,713	3,812	24
Interest and dividends on investment securities	27	21	21	22	23	17	48	46	4
Deposits with banks and other	126	115	93	92	81	56	241	141	71
Total interest income	2,540	2,462	2,319	2,245	2,054	24	5,002	3,999	25
Interest expense
Deposits	300	270	241	213	176	70	570	325	75
Long-term debt and other	411	351	339	355	345	19	762	639	19
Total interest expense	711	621	580	568	521	36	1,332	964	38
Net interest income	1,829	1,841	1,739	1,677	1,533	19	3,670	3,035	21
Total revenues net of interest expense	10,002	9,718	9,707	9,290	9,172	9	19,720	17,881	10
Provisions for losses
Charge card	245	242	205	214	163	50	487	376	30
Card Member loans	528	499	596	531	404	31	1,027	741	39
Other	33	34	33	25	16	#	67	39	72
Total provisions for losses	806	775	834	770	583	38	1,581	1,156	37
Total revenues net of interest expense after provisions for losses	9,196	8,943	8,873	8,520	8,589	7	18,139	16,725	8

Expenses
Marketing and business development (A)	1,663	1,345	1,535	1,446	1,456	14	3,008	2,741	10
Card Member rewards	2,433	2,347	2,262	2,168	2,196	11	4,780	4,257	12
Card Member services	416	409	383	351	341	22	825	658	25
Salaries and employee benefits	1,280	1,326	1,436	1,265	1,293	(1)	2,606	2,557	2
Professional services	508	457	534	494	511	(1)	965	1,012	(5)
Occupancy and equipment	484	520	493	567	484	-	1,004	958	5
Other, net (A)	321	457	432	398	351	(9)	778	746	4
Total expenses	7,105	6,861	7,075	6,689	6,632	7	13,966	12,929	8
Pretax income	2,091	2,082	1,798	1,831	1,957	7	4,173	3,796	10
Income tax provision	468	448	3,004	472	613	(24)	916	1,201	(24)
Net income (loss)	$1,623	$1,634	$(1,206)	$1,359	$1,344	21	$3,257	$2,595	26
Net income (loss) attributable to common shareholders (B)	$1,591	$1,600	$(1,228)	$1,327	$1,314	21	$3,191	$2,534	26
Effective tax rate	22.4%	21.5%	167.1%	25.8%	31.3%		22.0%	31.6%

Earnings Per Common Share
Basic
Net income (loss) attributable to common shareholders	$1.85	$1.86	$(1.42)	$1.51	$1.48	25	$3.71	$2.83	31
Average common shares outstanding	860	859	865	878	890	(3)	859	895	(4)
Diluted
Net income (loss) attributable to common shareholders	$1.84	$1.86	$(1.42)	$1.51	$1.47	25	$3.70	$2.82	31
Average common shares outstanding	862	861	865	881	893	(3)	862	898	(4)
Cash dividends declared per common share	$0.35	$0.35	$0.35	$0.35	$0.32	9	$0.70	$0.64	9

# - Denotes a variance of more than 100 percent.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change
Assets
Cash & cash equivalents	$30	$31	$33	$26	$30	-
Card Member receivables, less reserves	54	54	54	51	49	10
Card Member Loans, less reserves	74	71	72	66	65	14
Investment securities	5	3	3	3	3	67
Other (C)	22	21	19	23	20	10
Total assets	$185	$180	$181	$169	$167	11

Liabilities and Shareholders' Equity
Customer deposits	$67	$67	$64	$61	$58	16
Short-term borrowings	2	2	3	2	3	(33)
Long-term debt	56	52	56	49	52	8
Other (C)	39	39	40	36	33	18
Total liabilities	164	160	163	148	146	12

Shareholders' Equity	21	20	18	21	21	-
Total liabilities and shareholders' equity	$185	$180	$181	$169	$167	11

Return on average equity (D)	16.7%	15.2%	13.2%	22.6%	21.7%
Return on average common equity (D)	17.5%	15.9%	13.7%	23.9%	22.9%
Book value per common share (dollars)	$22.42	$20.96	$19.42	$22.43	$22.19	1

# - Denotes a variance of more than 100 percent.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17
Shares Outstanding (in millions)
Beginning of period	860	859	871	885	895
Repurchase of common shares	-	-	(14)	(15)	(10)
Net impact of employee benefit plans and others	1	1	2	1	-
End of period	861	860	859	871	885

Risk-Based Capital Ratios - Basel III ($ in billions) (E)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.1%	9.4%	9.0%	11.9%	12.3%
Tier 1	11.1%	10.5%	10.1%	13.0%	13.5%
Total	12.8%	12.2%	11.8%	14.7%	15.2%

Common Equity Tier 1	$15.2	$13.9	$13.2	$16.4	$16.4
Tier 1 Capital	$16.8	$15.5	$14.7	$17.9	$18.0
Tier 2 Capital	$2.5	$2.4	$2.4	$2.3	$2.3
Total Capital	$19.3	$17.9	$17.1	$20.2	$20.3
RWA	$150.9	$147.4	$145.9	$138.0	$133.5
Tier 1 Leverage	9.7%	8.8%	8.6%	10.9%	11.0%
Supplementary Leverage Ratio (SLR) (F)	8.3%	7.6%	7.4%	9.3%	9.4%
Average Total Assets to calculate the Tier 1 Leverage Ratio (G)	$172.5	$175.0	$171.2	$164.6	$164.2
Total Leverage Exposure to calculate SLR	$202.4	$204.4	$198.8	$191.7	$190.4

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Card billed business (H)
U.S.	$195.4	$182.5	$188.9	$176.4	$177.6	10	$377.9	$343.0	10
Outside the U.S.	101.1	101.3	102.5	95.5	92.0	10	202.4	178.9	13
Total	$296.5	$283.8	$291.4	$271.9	$269.6	10	$580.3	$521.9	11
Proprietary	$251.1	$236.9	$242.6	$225.3	$223.8	12	$488.0	$432.7	13
Global Network Services (GNS)	45.4	46.9	48.8	46.6	45.8	(1)	92.3	89.2	3
Total	$296.5	$283.8	$291.4	$271.9	$269.6	10	$580.3	$521.9	11
Cards-in-force (millions) (I)
U.S.	51.9	51.3	50.0	49.5	48.9	6	51.9	48.9	6
Outside the U.S.	62.4	62.9	62.8	63.4	63.3	(1)	62.4	63.3	(1)
Total	114.3	114.2	112.8	112.9	112.2	2	114.3	112.2	2
Proprietary	67.4	66.4	64.6	63.9	63.0	7	67.4	63.0	7
GNS	46.9	47.8	48.2	49.0	49.2	(5)	46.9	49.2	(5)
Total	114.3	114.2	112.8	112.9	112.2	2	114.3	112.2	2
Basic cards-in-force (millions) (I)
U.S.	40.9	40.4	39.4	39.0	38.6	6	40.9	38.6	6
Outside the U.S.	52.0	52.4	52.2	52.7	52.6	(1)	52.0	52.6	(1)
Total	92.9	92.8	91.6	91.7	91.2	2	92.9	91.2	2
Average proprietary basic Card Member spending (dollars)
U.S.	$5,275	$5,015	$5,300	$5,018	$5,128	3	$10,294	$9,989	3
Outside the U.S.	$3,909	$3,869	$3,918	$3,598	$3,468	13	$7,781	$6,752	15
Average	$4,871	$4,677	$4,890	$4,596	$4,633	5	$9,551	$9,022	6
Card Member loans
U.S.	$66.3	$63.9	$64.5	$59.9	$58.5	13	$66.3	$58.5	13
Outside the U.S.	9.1	8.9	8.9	8.0	7.5	21	9.1	7.5	21
Total	$75.4	$72.8	$73.4	$67.9	$66.0	14	$75.4	$66.0	14

Average discount rate (J)	2.37%	2.37%	2.37%	2.40%	2.42%		2.37%	2.42%
Average fee per card (dollars) (K)	$51	$51	$49	$49	$49	4	$51	$49	4

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Worldwide Card Member loans
Total loans	$75.4	$72.8	$73.4	$67.9	$66.0	14	$75.4	$66.0	14
Loss reserves (millions):
Beginning balance	$1,786	$1,706	$1,502	$1,320	$1,248	43	$1,706	$1,223	39
Provisions - principal, interest and fees	528	499	596	531	404	31	1,027	741	39
Net write-offs - principal less recoveries	(389)	(358)	(325)	(299)	(285)	36	(747)	(557)	34
Net write-offs - interest and fees less recoveries	(77)	(71)	(64)	(57)	(55)	40	(148)	(106)	40
Other (L)	(8)	10	(3)	7	8	#	2	19	(89)
Ending balance	$1,840	$1,786	$1,706	$1,502	$1,320	39	$1,840	$1,320	39
Ending reserves - principal	$1,737	$1,691	$1,622	$1,427	$1,247	39	$1,737	$1,247	39
Ending reserves - interest and fees	$103	$95	$84	$75	$73	41	$103	$73	41
% of loans	2.4%	2.5%	2.3%	2.2%	2.0%		2.4%	2.0%
% of past due	188%	174%	177%	174%	167%		188%	167%
Average loans	$74.1	$72.7	$70.1	$67.1	$65.1	14	$73.5	$64.6	14
Net write-off rate (principal only) (M)	2.1%	2.0%	1.8%	1.8%	1.8%		2.0%	1.7%
Net write-off rate (principal, interest and fees) (M)	2.5%	2.4%	2.2%	2.1%	2.1%		2.4%	2.1%
30+ days past due loans as a % of total	1.3%	1.4%	1.3%	1.3%	1.2%		1.3%	1.2%

Net interest income divided by average Card Member loans (N)	9.9%	10.1%	9.9%	10.0%	9.4%		10.0%	9.4%
Net interest yield on average Card Member loans (N)	10.6%	10.8%	10.5%	10.7%	10.3%		10.6%	10.3%

Worldwide Card Member receivables
Total receivables	$55.0	$54.2	$54.0	$51.5	$49.4	11	$55.0	$49.4	11
Loss reserves (millions):
Beginning balance	$565	$521	$512	$475	$491	15	$521	$467	12
Provisions - principal and fees	245	242	205	214	163	50	487	376	30
Net write-offs - principal and fees less recoveries	(236)	(199)	(188)	(175)	(179)	32	(435)	(373)	17
Other (L)	(16)	1	(8)	(2)	-	-	(15)	5	#
Ending balance	$558	$565	$521	$512	$475	17	$558	$475	17
% of receivables	1.0%	1.0%	1.0%	1.0%	1.0%		1.0%	1.0%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal only) (M)	1.8%	1.6%	1.5%	1.5%	1.5%		1.7%	1.6%
Net write-off rate, excluding GCP (principal and fees) (M)	2.1%	1.8%	1.6%	1.7%	1.7%		1.9%	1.8%
30+ days past due as a % of total, excluding GCP	1.3%	1.5%	1.4%	1.3%	1.3%		1.3%	1.3%
GCP Net loss ratio (as a % of charge volume) (O)	0.12%	0.10%	0.11%	0.09%	0.10%		0.11%	0.10%
GCP 90+ days past billing as a % of total (O)	0.8%	0.8%	0.9%	0.9%	0.8%		0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group	Global Commercial Services	Global Merchant and Network Services	Corporate and Other	Consolidated
	(GCSG)	(GCS)	(GMNS)
Q2'18
Non-interest revenues	$3,678	$2,977	$1,513	$5	$8,173
Interest income	1,994	393	7	146	2,540
Interest expense	370	204	(68)	205	711
Total revenues net of interest expense	5,302	3,166	1,588	(54)	10,002
Total provision	565	235	6	-	806
Total revenues net of interest expense after provisions for losses	4,737	2,931	1,582	(54)	9,196
Marketing, business development, rewards, Card Member services	2,695	1,482	312	23	4,512
Salaries and employee benefits, and other operating expenses	1,081	734	526	252	2,593
Pretax income (loss)	961	715	744	(329)	2,091
Income tax provision (benefit)	191	151	201	(75)	468
Net income (loss)	770	564	543	(254)	1,623
Q2'17
Non-interest revenues	$3,345	$2,738	$1,518	$38	$7,639
Interest income	1,616	334	9	95	2,054
Interest expense	247	145	(47)	176	521
Total revenues net of interest expense	4,714	2,927	1,574	(43)	9,172
Total provision	428	152	1	2	583
Total revenues net of interest expense after provisions for losses	4,286	2,775	1,573	(45)	8,589
Marketing, business development, rewards, Card Member services	2,322	1,347	314	10	3,993
Salaries and employee benefits, and other operating expenses	1,066	692	515	366	2,639
Pretax income (loss)	898	736	744	(421)	1,957
Income tax provision (benefit)	283	259	268	(197)	613
Net income (loss)	615	477	476	(224)	1,344
YOY % change
Non-interest revenues	10	9	-	(87)	7
Interest income	23	18	(22)	54	24
Interest expense	50	41	45	16	36
Total revenues net of interest expense	12	8	1	26	9
Total provision	32	55	#	#	38
Total revenues net of interest expense after provisions for losses	11	6	1	20	7
Marketing, business development, rewards, Card Member services	16	10	(1)	#	13
Salaries and employee benefits, and other operating expenses	1	6	2	(31)	(2)
Pretax income (loss)	7	(3)	-	(22)	7
Income tax provision (benefit)	(33)	(42)	(25)	(62)	(24)
Net income (loss)	25	18	14	13	21

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (P)					Reported	FX-Adjusted (P)
	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YTD'18	YTD'18
Worldwide (Q)
Billed Business	10%	12%	11%	8%	-	9%	10%	9%	8%	1%	11%	10%
Proprietary billed business	12	13	11	9	(1)	12	11	10	9	-	13	12
GNS billed business	(1)	8	9	4	5	(3)	3	6	4	5	3	-
Airline-related volume (8% of Q2'18 worldwide billed business)	8	10	7	5	1	7	6	4	3	1	9	6

U.S. (Q)
Billed Business	10	10	8	7	(4)	n/a	n/a	n/a	n/a	n/a	10	n/a
Proprietary consumer billed business	10	11	8	7	(9)	n/a	n/a	n/a	n/a	n/a	11	n/a
Proprietary commercial billed business	10	10	9	9	4	n/a	n/a	n/a	n/a	n/a	10	n/a
T&E-related volume (26% of Q2'18 U.S. billed business)	8	8	6	3	(3)	n/a	n/a	n/a	n/a	n/a	8	n/a
Non-T&E-related volume (74% of Q2'18 U.S. billed business)	10	11	9	8	(4)	n/a	n/a	n/a	n/a	n/a	11	n/a
Airline-related volume (7% of Q2'18 U.S. billed business)	7	7	5	2	(1)	n/a	n/a	n/a	n/a	n/a	7	n/a

Outside the U.S. (Q)
Billed Business	10	17	15	10	9	8	9	10	9	11	13	9
Japan, Asia Pacific & Australia billed business	9	16	15	8	12	7	10	11	9	13	13	8
Latin America & Canada billed business	5	12	11	10	8	11	11	8	8	9	6	12
Europe, Middle East & Africa billed business	14	20	19	13	7	9	7	10	10	10	17	8
Proprietary consumer billed business	20	25	20	15	9	18	16	14	13	12	23	17
Proprietary commercial billed business	19	23	19	14	8	18	14	13	11	10	21	16

See Appendix III for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$3,678	$3,491	$3,535	$3,361	$3,345	10	$7,169	$6,482	11
Interest income	1,994	1,949	1,848	1,781	1,616	23	3,943	3,160	25
Interest expense	370	327	306	281	247	50	697	460	52
Net interest income	1,624	1,622	1,542	1,500	1,369	19	3,246	2,700	20
Total revenues net of interest expense	5,302	5,113	5,077	4,861	4,714	12	10,415	9,182	13
Provisions for losses	565	530	641	568	428	32	1,095	787	39
Total revenues net of interest expense after provisions for losses	4,737	4,583	4,436	4,293	4,286	11	9,320	8,395	11
Expenses
Marketing, business development, rewards, Card Member services	2,695	2,446	2,479	2,351	2,322	16	5,141	4,403	17
Salaries and employee benefits and other operating expenses	1,081	1,089	1,100	1,026	1,066	1	2,170	2,120	2
Total expenses	3,776	3,535	3,579	3,377	3,388	11	7,311	6,523	12
Pretax segment income	961	1,048	857	916	898	7	2,009	1,872	7
Income tax provision	191	222	233	236	283	(33)	413	584	(29)
Segment income	$770	$826	$624	$680	$615	25	$1,596	$1,288	24
Effective tax rate	19.9%	21.2%	27.2%	25.8%	31.5%		20.6%	31.2%

(Billions, except percentages and where indicated)
Proprietary card billed business (H)
U.S.	$93.6	$86.0	$91.0	$83.7	$84.8	10	$179.6	$162.2	11
Outside the U.S.	$34.6	$33.3	$33.8	$30.5	$28.8	20	$67.9	$55.5	22
Total	$128.2	$119.3	$124.8	$114.2	$113.6	13	$247.5	$217.7	14
Proprietary cards-in-force (millions) (I)
U.S.	36.7	36.1	34.9	34.4	33.8	9	36.7	33.8	9
Outside the U.S.	16.5	16.2	15.8	15.7	15.5	6	16.5	15.5	6
Total	53.2	52.3	50.7	50.1	49.3	8	53.2	49.3	8
Proprietary basic cards-in-force (millions) (I)
U.S.	26.2	25.8	25.0	24.6	24.2	8	26.2	24.2	8
Outside the U.S.	11.4	11.2	10.9	10.8	10.7	7	11.4	10.7	7
Total	37.6	37.0	35.9	35.4	34.9	8	37.6	34.9	8
Average proprietary basic Card Member spending (dollars)
U.S	$3,594	$3,371	$3,672	$3,433	$3,538	2	$6,969	$6,837	2
Outside the U.S.	$3,057	$3,001	$3,106	$2,840	$2,726	12	$6,060	$5,269	15
Average	$3,431	$3,259	$3,499	$3,251	$3,289	4	$6,693	$6,355	5

Segment assets (R)	$126.8	$120.8	$123.5	$117.8	$112.7	13	$126.8	$112.7	13

Card Member loans
Total loans
U.S.	$54.7	$52.7	$53.7	$49.3	$48.3	13	$54.7	$48.3	13
Outside the U.S.	$8.8	$8.6	$8.6	$7.8	$7.3	21	$8.8	$7.3	21
Total	$63.5	$61.3	$62.3	$57.1	$55.6	14	$63.5	$55.6	14

Average loans
U.S.	$53.7	$52.9	$51.1	$49.0	$47.7	13	$53.4	$47.6	12
Outside the U.S.	$8.8	$8.7	$8.1	$7.5	$7.1	24	$8.8	$7.0	26
Total	$62.5	$61.6	$59.2	$56.5	$54.8	14	$62.2	$54.6	14

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (M)	2.2%	2.0%	1.9%	1.8%	1.8%		2.1%	1.7%
Net write-off rate (principal, interest and fees) (M)	2.6%	2.4%	2.2%	2.1%	2.1%		2.5%	2.0%
30+ days past due loans as a % of total	1.3%	1.4%	1.3%	1.3%	1.1%		1.3%	1.1%
Outside the U.S.
Net write-off rate (principal only) (M)	2.1%	2.1%	2.0%	2.2%	2.0%		2.1%	2.0%
Net write-off rate (principal, interest and fees) (M)	2.6%	2.6%	2.4%	2.7%	2.5%		2.6%	2.5%
30+ days past due loans as a % of total	1.5%	1.6%	1.4%	1.6%	1.7%		1.5%	1.7%
Total
Net write-off rate (principal only) (M)	2.2%	2.0%	1.9%	1.8%	1.8%		2.1%	1.8%
Net write-off rate (principal, interest and fees) (M)	2.6%	2.4%	2.3%	2.2%	2.1%		2.5%	2.1%
30+ days past due loans as a % of total	1.3%	1.4%	1.3%	1.3%	1.2%		1.3%	1.2%

Net interest income divided by average Card Member loans (N)	10.4%	10.5%	10.4%	10.6%	10.0%		10.5%	9.9%
Net interest yield on average Card Member loans (N)
U.S.	10.6%	10.7%	10.5%	10.6%	10.1%		10.7%	10.0%
Outside the U.S.	10.5%	11.0%	10.8%	11.6%	11.2%		10.7%	11.1%
Total	10.6%	10.8%	10.5%	10.7%	10.2%		10.7%	10.2%

Card Member receivables
U.S.	$12.0	$11.7	$13.1	$11.2	$11.3	6	$12.0	$11.3	6
Outside the U.S.	$7.0	$7.0	$7.8	$6.5	$6.0	17	$7.0	$6.0	17
Total receivables	$19.0	$18.7	$20.9	$17.7	$17.3	10	$19.0	$17.3	10

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (M)	1.4%	1.3%	1.3%	1.2%	1.2%		1.4%	1.4%
Net write-off rate (principal and fees) (M)	1.5%	1.5%	1.4%	1.3%	1.4%		1.5%	1.5%
30+ days past due as a % of total	1.1%	1.3%	1.1%	1.2%	1.1%		1.1%	1.1%
Outside the U.S.
Net write-off rate (principal only) (M)	2.1%	2.0%	1.8%	2.2%	1.9%		2.1%	2.0%
Net write-off rate (principal and fees) (M)	2.3%	2.2%	1.9%	2.4%	2.0%		2.2%	2.2%
30+ days past due as a % of total	1.4%	1.5%	1.3%	1.4%	1.4%		1.4%	1.4%
Total
Net write-off rate (principal only) (M)	1.7%	1.6%	1.5%	1.5%	1.5%		1.6%	1.6%
Net write-off rate (principal and fees) (M)	1.8%	1.7%	1.6%	1.7%	1.6%		1.8%	1.8%
30+ days past due as a % of total	1.2%	1.4%	1.2%	1.3%	1.2%		1.2%	1.2%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Commercial Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$2,977	$2,838	$2,866	$2,734	$2,738	9	$5,815	$5,342	9
Interest income	393	377	357	351	334	18	770	653	18
Interest expense	204	171	168	159	145	41	375	268	40
Net interest income	189	206	189	192	189	-	395	385	3
Total revenues net of interest expense	3,166	3,044	3,055	2,926	2,927	8	6,210	5,727	8
Provisions for losses	235	240	187	195	152	55	475	361	32
Total revenues net of interest expense after provisions for losses	2,931	2,804	2,868	2,731	2,775	6	5,735	5,366	7
Expenses (R)
Marketing, business development, rewards, Card Member services	1,482	1,374	1,362	1,312	1,347	10	2,856	2,637	8
Salaries and employee benefits and other operating expenses	734	722	743	685	692	6	1,456	1,383	5
Total expenses	2,216	2,096	2,105	1,997	2,039	9	4,312	4,020	7
Pretax segment income	715	708	763	734	736	(3)	1,423	1,346	6
Income tax provision	151	162	221	229	259	(42)	313	464	(33)
Segment income	$564	$546	$542	$505	$477	18	$1,110	$882	26
Effective tax rate	21.1%	22.9%	29.0%	31.2%	35.2%		22.0%	34.5%

(Billions, except percentages and where indicated)
Proprietary card billed business (H)	$122.0	$115.7	$116.6	$109.7	$109.0	12	$237.7	$211.9	12
Proprietary cards-in-force (millions) (I)	14.3	14.1	14.0	13.9	13.8	4	14.3	13.8	4
Average Card Member spending (dollars)	$8,592	$8,233	$8,356	$7,907	$7,920	8	$16,828	$15,455	9

Segment assets (R)	$52.9	$52.1	$49.1	$49.3	$47.3	12	$52.9	$47.3	12
Card Member loans	$11.9	$11.5	$11.1	$10.7	$10.4	14	$11.9	$10.4	14
Card Member receivables	$36.0	$35.5	$33.1	$33.8	$32.1	12	$36.0	$32.1	12

Card Member loans (S)
Total loans - Global Small Business Services (GSBS)	$11.8	$11.4	$11.0	$10.7	$10.3	15	$11.8	$10.3	15
30+ days past due as a % of total - GSBS	1.2%	1.3%	1.2%	1.1%	1.1%		1.2%	1.1%
Average loans - GSBS	$11.6	$11.1	$10.9	$10.5	$10.1	15	$11.4	$9.8	16
Net write-off rate (principal only) - GSBS (M)	1.8%	1.6%	1.6%	1.6%	1.5%		1.7%	1.5%
Net write-off rate (principal, interest and fees) - GSBS (M)	2.1%	1.9%	1.9%	1.9%	1.8%		2.0%	1.8%

Net interest income divided by average Card Member loans (N)	6.5%	7.4%	6.9%	7.3%	7.4%		6.9%	7.7%
Net interest yield on average Card Member loans (N)	10.4%	10.7%	10.5%	10.7%	10.8%		10.6%	10.9%

Card Member receivables
Total receivables - GCP (O)	$19.3	$19.3	$17.0	$17.9	$16.9	14	$19.3	$16.9	14
90+ days past billing as a % of total - GCP (O)	0.8%	0.8%	0.9%	0.9%	0.8%		0.8%	0.8%
Net loss ratio (as a % of charge volume) - GCP	0.12%	0.10%	0.11%	0.09%	0.10%		0.11%	0.10%
Total receivables - GSBS	$16.7	$16.2	$16.1	$15.9	$15.2	10	$16.7	$15.2	10
30+ days past due as a % of total - GSBS	1.4%	1.8%	1.6%	1.4%	1.4%		1.4%	1.4%
Net write-off rate (principal only) - GSBS (M)	2.1%	1.7%	1.5%	1.5%	1.6%		1.9%	1.7%
Net write-off rate (principal and fees) - GSBS (M)	2.3%	1.9%	1.7%	1.7%	1.8%		2.1%	1.9%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YOY % change	YTD'18	YTD'17	YOY % change
Non-interest revenues	$1,513	$1,532	$1,554	$1,491	$1,518	-	$3,045	$2,980	2
Interest income	7	9	10	8	9	(22)	16	24	(33)
Interest expense	(68)	(59)	(55)	(48)	(47)	45	(127)	(85)	49
Net interest income	75	68	65	56	56	34	143	109	31
Total revenues net of interest expense	1,588	1,600	1,619	1,547	1,574	1	3,188	3,089	3
Provisions for losses	6	5	4	9	1	#	11	3	#
Total revenues net of interest expense after provisions for losses	1,582	1,595	1,615	1,538	1,573	1	3,177	3,086	3
Expenses
Marketing, business development, rewards, Card Member services	312	267	332	292	314	(1)	579	603	(4)
Salaries and employee benefits and other operating expenses	526	620	617	685	515	2	1,146	1,065	8
Total expenses	838	887	949	977	829	1	1,725	1,668	3
Pretax segment income	744	708	666	561	744	-	1,452	1,418	2
Income tax provision	201	192	207	141	268	(25)	393	509	(23)
Segment income	$543	$516	$459	$420	$476	14	$1,059	$909	17
Effective tax rate	27.0%	27.1%	31.1%	25.1%	36.0%		27.1%	35.9%

(Billions)
Segment assets (R)	$31.3	$31.0	$30.6	$27.9	$26.8	17	$31.3	$26.8	17

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2018	2018	2017	2017	2017
ROE
Net income	$3,410	$3,131	$2,748	$4,763	$4,546
Average shareholders' equity	$20,393	$20,536	$20,857	$21,038	$20,946
Return on average equity (D)	16.7%	15.2%	13.2%	22.6%	21.7%

Reconciliation of ROCE
Net income	$3,410	$3,131	$2,748	$4,763	$4,546
Preferred shares dividends and related accretion	82	81	81	80	80
Earnings allocated to participating share awards and other	38	37	21	38	36
Net income attributable to common shareholders	$3,290	$3,013	$2,646	$4,645	$4,430

Average shareholders' equity	$20,393	$20,536	$20,857	$21,038	$20,946
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$18,809	$18,952	$19,273	$19,454	$19,362
Return on average common equity (D)	17.5%	15.9%	13.7%	23.9%	22.9%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'18	Q1'18	Q4'17	Q3'17	Q2'17	YTD'18	YTD'17
Consolidated
Net interest income	$1,829	$1,841	$1,739	$1,677	$1,533	$3,670	$3,035
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (T)	359	302	297	309	295	661	542
Interest income not attributable to the Company's Card Member loan portfolio (U)	(236)	(213)	(177)	(174)	(156)	(449)	(287)
Adjusted net interest income (V)	$1,952	$1,930	$1,859	$1,812	$1,672	$3,882	$3,290
Average Card Member loans (billions)	$74.1	$72.7	$70.1	$67.1	$65.1	$73.5	$64.6
Net interest income divided by average Card Member loans (W)	9.9%	10.1%	9.9%	10.0%	9.4%	10.0%	9.4%
Net interest yield on average Card Member loans (X)	10.6%	10.8%	10.5%	10.7%	10.3%	10.6%	10.3%

U.S.
Net interest income	$1,410	$1,403	$1,337	$1,293	$1,182	$2,813	$2,331
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (T)	53	$37	$45	$44	$41	90	75
Interest income not attributable to the Company's Card Member loan portfolio (U)	(42)	(39)	(31)	(29)	(23)	(81)	(41)
Adjusted net interest income (V)	$1,421	$1,401	$1,351	$1,308	$1,200	$2,822	$2,365
Average Card Member loans (billions)	$53.7	$52.9	$51.1	$49.0	$47.7	$53.4	$47.6
Net interest income divided by average Card Member loans (W)	10.5%	10.6%	10.5%	10.6%	9.9%	10.5%	9.8%
Net interest yield on average Card Member loans (X)	10.6%	10.7%	10.5%	10.6%	10.1%	10.7%	10.0%

Outside the U.S.
Net interest income	$215	$218	$205	$206	$187	$433	$370
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (T)	16	18	17	16	12	34	21
Interest income not attributable to the Company's Card Member loan portfolio (U)	(2)	(3)	(1)	(3)	(2)	(5)	(5)
Adjusted net interest income (V)	$229	$233	$221	$219	$197	$462	$386
Average Card Member loans (billions)	$8.8	$8.6	$8.1	$7.5	$7.1	$8.7	$7.0
Net interest income divided by average Card Member loans (W)	9.8%	10.1%	10.1%	11.0%	10.5%	10.0%	10.6%
Net interest yield on average Card Member loans (X)	10.5%	11.0%	10.8%	11.6%	11.2%	10.7%	11.1%

Global Consumer Services Group
Net interest income	$1,624	$1,622	$1,542	$1,499	$1,369	$3,246	$2,700
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (T)	70	$54	$62	$60	$53	124	96
Interest income not attributable to the Company's Card Member loan portfolio (U)	(45)	(41)	(32)	(32)	(25)	(86)	(45)
Adjusted net interest income (V)	$1,649	$1,635	$1,572	$1,527	$1,397	$3,284	$2,751
Average Card Member loans (billions)	$62.5	$61.6	$59.2	$56.5	$54.8	$62.1	$54.6
Net interest income divided by average Card Member loans (W)	10.4%	10.5%	10.4%	10.6%	10.0%	10.5%	9.9%
Net interest yield on average Card Member loans (X)	10.6%	10.8%	10.5%	10.7%	10.2%	10.7%	10.2%

Global Commercial Services
Net interest income	$189	$206	$189	$192	$189	$395	$385
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (T)	152	126	128	122	114	278	210
Interest income not attributable to the Company's Card Member loan portfolio (U)	(38)	(37)	(30)	(29)	(28)	(75)	(56)
Adjusted net interest income (V)	$303	$295	$287	$285	$275	$598	$539
Average Card Member loans (billions)	$11.7	$11.2	$10.9	$10.5	$10.2	$11.4	$10.0
Net interest income divided by average Card Member loans (W)	6.5%	7.4%	6.9%	7.3%	7.4%	6.9%	7.7%
Net interest yield on average Card Member loans (X)	10.4%	10.7%	10.5%	10.7%	10.8%	10.6%	10.9%

See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated.  Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(A)
Effective January 1, 2018, includes reclassification of certain business development expenses from Other expenses to Marketing and business development that are not directly attributable to the adoption of the new revenue recognition guidance.  Prior periods have been conformed to the current period presentation.

(B)
Represents net income (loss), less (i) earnings allocated to participating share awards of $12 million,  $13 million, $2 million, $11 million and $11 million in Q2'18, Q1'18, Q4'17, Q3'17 and Q2'17, respectively; and (ii) dividends on preferred shares of $20 million, $21 million, $20 million, $21 million and $19 million in Q2'18, Q1'18, Q4'17, Q3'17 and Q2'17, respectively.

(C)
Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other receivables, Other loans (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Travelers Cheques and other prepaid products, Accounts payable and Other liabilities.

(D)
Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.  Refer to Appendix I for components of return on average equity and return on average common equity.

(E)
Effective January 1, 2018, we have exited transitional Basel III reporting and our ratios exclude all transitional provisions.  Current ratios represent preliminary estimates as of the date of Second Quarter 2018 Earnings Release and may be revised in the Company’s 2018 Form 10-Q for period ended June 30, 2018.

(F)
Supplementary Leverage Ratio is calculated by dividing Tier 1 capital by total leverage exposure under Basel III.  Leverage exposure, which reflects average total consolidated assets with adjustments for Tier 1 capital deductions, average off-balance sheet derivatives exposures, securities purchased under agreements to resell and credit equivalents of undrawn commitments that are both conditionally and unconditionally cancellable.

(G)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(H)
Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary card billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS card billed business).  In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business.  Billed business is reported as United States or outside the United States based on the location of the issuer.

(I)
Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months.
Basic cards-in-force excludes supplemental cards issued on consumer accounts.

(J)
This calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties.  Effective January 1, 2018, the Company began including billed business related to certain business-to-business products in the calculation of the average discount rate to reflect our expanding business-to-business product offerings.  Prior periods have been conformed to the current period presentation.

(K)	Average fee per card is computed based on proprietary basic net card fees divided by average proprietary basic cards-in-force.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)
The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention.  In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(N)
See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "W" and "X").

(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90 days past billing is not available due to system constraints.
(P)
FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q2'18 apply to the period(s) against which such results are being compared).  The Company believes the presentation of information on an FX-adjusted basis is helpful to investors by making it easier to compare the Company's performance in one period to that of another period without the variability caused by fluctuations in currency exchange rates.

(Q)	Captions not designated as “proprietary” or “GNS” include both proprietary and GNS data.
(R)	Includes changes in certain corporate allocations that are not directly attributable to our new segment structure.
(S)
Effective Q3'17, GSBS loans and associated metrics reflect worldwide small business services loans.  Prior to Q3'17, due to certain system limitations, small business services loans outside the U.S. and associated credit metrics are reflected within GCSG, and were not significant to either GCSG or GCS.

(T)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(U)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(V)
Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans.  The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.

(W)
Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.

(X)
Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans.  The Company believes that  net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.